UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File number 811-22698

KraneShares Trust

(Exact name of registrant as specified in charter)

________

280 Park Avenue

32nd Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Jonathan Krane

KraneShares Trust

280 Park Avenue

32nd Floor

New York, New York 10017

(Name and address of agent for service)

Copy to:

Stacy L. Fuller

K&L Gates LLP

1601 K Street NW

Washington, DC 20006-1600

Registrant’s telephone number, including area code: (212) 933-0393

Date of fiscal year end: March 31, 2022

Date of reporting period: March 31, 2022

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act, as amended (the “Act”) [17 CFR § 270.30e-1], is attached hereto.

Annual Report KFA Large Cap Quality Dividend Index ETF KFA Small Cap Quality Dividend Index ETF KFA Value Line® Dynamic Core Equity Index ETF KFA Mount Lucas Index Strategy ETF March 31, 2022

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that KraneShares Trust uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month year ended June 30, are available (i) without charge, upon request, by calling 855-857-2638; and (ii) on the Commission’s website at http://www.sec.gov.

Fund shares may only be purchased or redeemed from a Fund in Creation Unit aggregations. Investors who cannot transact in Creation Units of a Fund’s shares must buy or sell Fund shares in the secondary market at their market price, which may be at a premium or discount to a Fund’s net asset value, with the assistance of a broker. In doing so, the investor may incur brokerage commissions and may pay more than net asset value when buying Fund shares and receive less than net asset value when selling Fund shares.

Management Discussion of Fund Performance (Unaudited)

Dear Shareholders:

We are pleased to provide you with the Annual Report for the four exchange-traded funds (“ETFs”) that are the subject of this report (“KFA Funds”), for the 12-month period ended March 31, 2022. Despite recent market volatility, we are encouraged by the long-term prospects for our high-conviction investment strategies. Thank you for investing with us.

For the period, the KFA Funds delivered the following returns*:

Fund	Return*	Underlying Index Return		Morningstar Peer Group Median
KFA Large Cap Quality Dividend Index ETF (KLCD)	13.82%	14.27	%(a)	13.98	%(1)
KFA Small Cap Quality Dividend Index ETF (KSCD)	0.97%	1.30	%(b)	2.22	%(2)
KFA Value Line® Dynamic Core Equity Index ETF (KVLE)	12.62%	13.33	%(c)	13.98	%(1)
KFA Mount Lucas Index Strategy ETF (KMLM)	22.21%	26.11	%(d)	N/A

We believe that investing in diversifying stock, bond, and managed futures strategies is an important way to help manage portfolio risk.

Jonathan Krane, CEO

March 31, 2022

*       Returns based on change in net asset value as of March 31, 2022.

	Morningstar Peer Group Median Return	Morningstar Peer Group Name
(1)	13.98%	U.S. ETF Large Blend
(2)	2.22%	U.S. ETF Small Blend

(a)    The underlying index for KFA Large Cap Quality Dividend Index ETF.

(b)    The underlying index for KFA Small Cap Quality Dividend Index ETF.

(c)    The underlying index for KFA Value Line Dynamic Core Equity Index ETF.

(d)    The underlying index for KFA Mount Lucas Index Strategy ETF.

The Morningstar Fund Large Blend Category portfolios are fairly representative of the overall U.S. stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index.

The Morningstar Fund Small Blend Category portfolios invest in stocks of small companies where neither growth nor value characteristics predominate. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Large Cap Quality Dividend Index ETF

The KFA Large Cap Quality Dividend Index ETF (the “Fund”) seeks to track the performance of the Russell 1000 Dividend Select Equal Weight Index (the “Underlying Index”). The Underlying Index is designed to measure the equity market performance of large cap companies that have increased their dividend payments over a period of ten years (subject to certain exceptions).

U.S. Large Cap Dividend Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the U.S. and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period.

Given U.S. Federal Reserve rate hikes and surging inflation in the U.S., we have seen an increase in interest in dividend-paying equity strategies. Investors are looking to diversify beyond growth equities and investment grade bonds, both of which saw steep declines in the first quarter of 2022.

We see two potential catalysts for the U.S. dividend-paying equity market in the year to come:

•   A continuation of the rotation into dividend stocks to hedge against inflation in 2022.

•   A strong U.S. economy and dollar that is drawing in investors from other countries and asset classes.

•   The potential for a prolonged period of market volatility, leading investors to seek a defensive return stream through investing in dividend paying U.S. equities.

For the one-year period ending on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 13.82%, while the Underlying Index increased by 14.27%.

At the end of the reporting period, the Fund held 21.33% of the portfolio in the Financials sector, 16.56% in the Industrials sector, 9.52% in the Consumer Staples sector, and 8.85% in the Information Technology sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Large Cap Quality Dividend Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Large Cap Quality Dividend Index ETF	13.82%	13.53	%‡	13.84	%‡	13.91	%‡
Russell 1000 Dividend Select Equal Weight Index	N/A	14.27	%‡	N/A		14.32	%‡
Russell 1000 Index	N/A	13.27	%‡	N/A		19.22	%‡

*       The Fund commenced operations on June 11, 2019.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.41%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Small Cap Quality Dividend Index ETF

The KFA Small Cap Quality Dividend Index ETF (the “Fund”) seeks to track the performance of the Russell 2000 Dividend Select Equal Weight Index (the “Underlying Index”). The Underlying Index is designed to measure the equity market performance of small cap companies that have increased their dividend payments over a period of ten years (subject to certain exceptions).

U.S. Small Cap Dividend Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the US, and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year US Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period.

Given U.S. Federal Reserve rate hikes and surging inflation in the U.S., we have seen an increase in interest in dividend-paying equity strategies. Investors are looking to diversify beyond growth equities and investment grade bonds, both of which saw steep declines in the first quarter of 2022.

We see two potential catalysts for the U.S. dividend-paying equity market in the year to come:

•   A continuation of the rotation into dividend stocks to hedge against inflation in 2022.

•   A strong U.S. economy and dollar that is drawing in investors from other countries and asset classes.

•   The potential for a prolonged period of market volatility, leading investors to seek a defensive return stream through investing in dividend paying U.S. equities.

For the one-year period ending on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 0.97%, while the Underlying Index increased by 1.30%.

At the end of the reporting period, the Fund held 27.82% of the portfolio in the Financials sector, 19.47% in the Industrials sector, and 17.55% in the Utilities sector, and 12.77% in the Materials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Small Cap Quality Dividend Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Small Cap Quality Dividend Index ETF	0.97%	0.34	%‡	6.08	%‡	6.11	%‡
Russell 2000 Dividend Select Equal Weight Index	N/A	1.30	%‡	N/A		6.63	%‡
Russell 2000 Index	N/A	-5.79	%‡	N/A		13.06	%‡

*       The Fund commenced operations on June 11, 2019.

‡      Unaudited.

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.51%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Value Line® Dynamic Core Equity Index ETF

The KFA Value Line® Dynamic Core Equity Index ETF (the “Fund”) seeks to track the performance of the 3D/L Value Line® Dynamic Core Equity Index (the “Underlying Index”). The Underlying Index seeks to capture quality U.S. large cap companies based on a three-factor process which selects stocks that have high dividend yields that are among the highest rated by Value Line®’s Safety™ and Timeliness™ Ranking Systems. Careful quantitative modelling, that incorporates a unique set of risk management tools, adjusts the beta of the overall portfolio based on the market environment. The Underlying index is rebalanced monthly.

U.S. Large Cap Dividend Review:

Global equity markets followed an upward trend in the second half of 2021, as the world continued to recover from COVID-19. Equity markets in the US and Europe were largely up for the period whereas China has experienced a bear market while remaining above pre-pandemic levels. However, a global equity and bond selloff occurred in the first quarter of 2022 as investors assessed the impact of the war in Ukraine, inflation, rising rates in the U.S., and supply chain disruptions, among other risks. Meanwhile, the yield on the 10-Year U.S. Treasury bond slightly increased by nearly 0.66% in the first three months of 2022 from 1.67% to 2.33% along with rising inflation in the United States. Interest rates in China did not follow the U.S. and fell by 0.10% during the same three-month period.

The first quarter of 2022 was challenging for the equity markets. The S&P 500 gave up -4.60% on a total return basis, its first down quarter since the pandemic-driven first quarter of 2020. Of course, Q1 2020 was just two years ago, but it is worth reminding ourselves how comparatively rare S&P 500 down quarters have been recently. Indeed, Q1 2022 was only the fourth red quarter for the S&P in the 25 quarters since September 2015.

We believe the Fund can help investors position themselves for rocky markets. Steady companies with strong balance sheets that pay healthy dividends should do well compared to the S&P 500 or overall market in most times of difficulty. This is even more so in an environment characterized by reluctant equity investors, who increase U.S. equity allocations for lack of alternatives and naturally favor the less risky stocks.

We see two potential catalysts for the U.S. dividend-paying equity market in the year to come:

•   A continuation of the rotation into dividend stocks to hedge against inflation in 2022.

•   A strong U.S. economy and dollar that is drawing in investors from other countries and asset classes.

•   The potential for a prolonged period of market volatility, leading investors to seek a defensive return stream through investing in dividend paying U.S. equities.

For the one-year period ending on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 12.62% while the Underlying Index increased by 13.33%.

At the end of the reporting period, the Fund held 24.67% of the portfolio in the Information Technology sector, 20.82% in the Utilities sector, 16.79% in the Industrials sector, and 9.19% in the Financials sector.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Value Line® Dynamic Core Equity Index ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Value Line® Dynamic Core Equity Index ETF	12.62%	12.81	%‡	21.42	%‡	21.57	%‡
3D/L Value Line® Dynamic Core Equity Index	N/A	13.33	%‡	N/A		21.96	%‡
S&P 500 Index	N/A	15.65	%‡	N/A		20.83	%‡

*       The Fund commenced operations on November 23, 2020.

‡      Unaudited

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.55%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management Discussion of Fund Performance (Unaudited) (continued)

KFA Mount Lucas Index Strategy ETF

The KFA Mount Lucas Index Strategy ETF (the “Fund”) seeks to track the performance of the KFA MLM Index (the “Index”) which consists of a portfolio of twenty-two liquid futures contracts traded on U.S. and foreign exchanges. The Index includes futures contracts on 11 commodities, 6 currencies, and 5 global bond markets. These three baskets are weighted by their relative historical volatility, and within each basket, the constituent markets are equal dollar weighted.

Managed Futures Review:

Global commodity prices have rebounded from pandemic lows and are reaching record highs as global energy demand is soaring. Increased activity in commodity markets driven by supply chain issues, geopolitical tensions, and the reopening of economies globally benefitted trend-following commodities futures trading strategies. West Texas Intermediate (WTI)1 crude has led the commodity rebound with a 17.94% rise year to date. Gold is on the rise as well with a 8.69% gain over the last year.

We see two potential catalysts for the commodities futures market in the year to come:

•    Going into 2022, we expect the disruptions we have seen in supply chains to improve. This should mean that prices edge lower from current levels. But importantly, we still expect them to remain above long-term averages.

•    Central banks are set to tighten monetary policy over the course of 2022. Forecasts predict a stronger U.S. dollar in the year to come.

For the one-year period ending on March 31, 2022 (the “reporting period”), the NAV of the Fund increased by 22.21%, while the Underlying Index increased by 26.11%.

At the end of the reporting period, the Fund’s largest exposure in each of its three respective asset classes (fixed income, currencies, commodities) were the Canada 10-Year Bond (short) at 25.14% of NAV, the Euro (short) at 16.40% of NAV, and Natural Gas at 8.86% of NAV.

1              WTI — West Texas Intermediate, which is the type of oil the futures contract is based on.

Management Discussion of Fund Performance (Unaudited) (concluded)

KFA Mount Lucas Index Strategy ETF (concluded)

Growth of a $10,000 Investment‡

(at Net Asset Value)‡

AVERAGE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 2022*

	One Year Return			Annualized Inception to Date
	Net Asset Value	Market Price^		Net Asset Value		Market Price^
KFA Mount Lucas Index Strategy ETF	22.21%	22.24	%‡	25.07	%‡	25.27	%‡
KFA MLM Index	N/A	26.11	%‡	N/A		28.32	%‡

*       The Fund commenced operations on December 1, 2020.

‡      Unaudited

^      Beginning December 23, 2020, market price returns are based on the official closing price of an ETF share or, if it more accurately reflects the market value of an ETF share at the time as of which the ETF calculates current NAV per share, the midpoint between the national best bid and national best offer (“NBBO”) as of that time. Prior to that date, market price returns were based on the midpoint between the Bid and Ask price. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. For performance data current to the most recent month end, please call (855-857-2638) or visit www.kraneshares.com. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. As stated in the Fund’s prospectus, the Fund’s operating expense ratio is 0.90%. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. For further information on the Fund’s objectives, risks, and strategies, see the Fund’s prospectus. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments March 31, 2022

KFA Large Cap Quality Dividend Index ETF

	Shares	Value
COMMON STOCK — 99.8%‡
UNITED STATES — 99.8%
Communication Services — 2.4%
Interpublic Group of Companies	11,650	$412,992
Omnicom Group	4,969	421,769
Verizon Communications	7,173	365,393
		1,200,154
Consumer Discretionary — 6.9%
Churchill Downs	1,687	374,143
Genuine Parts	3,216	405,280
Home Depot	1,217	364,284
Lowe’s	1,774	358,685
McDonald’s	1,663	411,227
Polaris	3,225	339,657
Pool	837	353,926
Service International	6,398	421,116
Tractor Supply	1,787	417,032
		3,445,350
Consumer Staples — 9.5%
Altria Group	7,373	385,239
Archer-Daniels-Midland	4,768	430,360
Church & Dwight	3,944	391,955
Coca-Cola	6,286	389,732
Costco Wholesale	740	426,129
Flowers Foods	14,599	375,340
Hershey	1,864	403,798
J M Smucker	2,983	403,928

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Consumer Staples (continued)
Kroger	6,693	$383,978
McCormick	3,874	386,625
PepsiCo	2,362	395,352
Procter & Gamble	2,549	389,487
		4,761,923
Energy — 1.7%
Marathon Petroleum	4,994	426,987
ONEOK	5,749	406,052
		833,039
Financials — 21.3%
Aflac	6,590	424,330
American Express	2,234	417,758
American Financial Group	2,877	418,948
Ameriprise Financial	1,398	419,903
Aon, Cl A	1,328	432,437
Arthur J Gallagher	2,440	426,024
Assurant	2,335	424,573
Assured Guaranty	6,577	418,692
BOK Financial	3,967	372,700
Brown & Brown	5,637	407,386
Chubb	1,919	410,474
Cincinnati Financial	3,261	443,365
CME Group, Cl A	1,588	377,722
Comerica	4,384	396,445
Cullen/Frost Bankers	2,927	405,126
FactSet Research Systems	933	405,062
First American Financial	5,989	388,207
First Horizon	16,638	390,827
Hanover Insurance Group	2,761	412,825
Marsh & McLennan	2,492	424,687
Morningstar	1,447	395,277
Old Republic International	14,903	385,540
People’s United Financial	19,560	391,004
Raymond James Financial	3,913	430,078
Travelers	2,290	418,452
W R Berkley	6,531	434,899
		10,672,741
Health Care — 8.1%
AmerisourceBergen, Cl A	2,683	415,087
Anthem	821	403,292
Becton Dickinson	1,439	382,774
Bristol-Myers Squibb	5,680	414,810

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care (continued)
Humana	889	$386,866
Merck	5,033	412,958
Pfizer	8,089	418,767
STERIS	1,604	387,799
UnitedHealth Group	791	403,386
West Pharmaceutical Services	983	403,728
		4,029,467
Industrials — 17.4%
A O Smith	5,767	368,454
Carlisle	1,726	424,458
CH Robinson Worldwide	3,732	401,974
Dover	2,583	405,273
Eaton	2,617	397,156
General Dynamics	1,610	388,300
HEICO	2,625	403,042
JB Hunt Transport Services	1,935	388,529
L3Harris Technologies	1,502	373,202
Lockheed Martin	867	382,694
Nordson	1,717	389,896
Norfolk Southern	1,387	395,600
Northrop Grumman	845	377,901
PACCAR	4,543	400,102
Regal Rexnord	2,528	376,116
Republic Services, Cl A	3,035	402,137
Robert Half International	3,332	380,448
Roper Technologies	861	406,590
Union Pacific	1,499	409,542
United Parcel Service, Cl B	1,895	406,402
Waste Management	2,501	396,408
WW Grainger	807	416,242
		8,690,466
Information Technology — 8.0%
Amphenol, Cl A	5,126	386,244
Automatic Data Processing	1,880	427,775
Cisco Systems	6,983	389,372
Corning	10,107	373,049
Intuit	834	401,021
Jack Henry & Associates	2,134	420,505
Mastercard, Cl A	1,168	417,420
Microsoft	1,342	413,752

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Large Cap Quality Dividend Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Information Technology (continued)
Paychex	3,138	$428,243
QUALCOMM	2,393	365,698
		4,023,079
Materials — 8.3%
Albemarle	2,183	482,771
Eastman Chemical	3,446	386,159
Nucor	2,880	428,112
Reliance Steel & Aluminum	2,095	384,118
Royal Gold	3,056	431,752
RPM International	4,855	395,391
Sherwin-Williams	1,516	378,424
Silgan Holdings	9,345	432,019
Steel Dynamics	5,080	423,824
Westlake	3,482	429,679
		4,172,249
Real Estate — 7.9%
Alexandria Real Estate Equities†	2,005	403,506
AvalonBay Communities†	1,594	395,902
Camden Property Trust†	2,298	381,928
CubeSmart†	7,699	400,579
Essex Property Trust†	1,166	402,830
Extra Space Storage†	1,970	405,032
Iron Mountain†	7,553	418,512
Mid-America Apartment Communities†	1,851	387,692
UDR†	6,796	389,886
WP Carey†	4,860	392,882
		3,978,749
Utilities — 8.3%
Alliant Energy	6,576	410,869
American Electric Power	4,138	412,848
Atmos Energy	3,414	407,939
CMS Energy	5,927	414,534
Consolidated Edison	4,452	421,515
Edison International	6,112	428,451
IDACORP	3,560	410,682
National Fuel Gas	6,060	416,322
Public Service Enterprise Group	5,885	411,950
Sempra Energy	2,592	435,767
		4,170,877

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Large Cap Quality Dividend Index ETF (concluded)

Value
TOTAL UNITED STATES	$49,978,094
TOTAL COMMON STOCK (Cost $45,298,848)	49,978,094

TOTAL INVESTMENTS — 99.8% (Cost $45,298,848)	49,978,094
OTHER ASSETS LESS LIABILITIES — 0.2%	105,901
NET ASSETS — 100%	$50,083,995

‡       Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

†       Real Estate Investment Trust

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Small Cap Quality Dividend Index ETF

	Shares	Value
COMMON STOCK — 99.7%‡
UNITED STATES — 99.7%
Communication Services — 2.3%
Telephone and Data Systems	44,517	$840,481

Consumer Staples — 10.9%
Andersons	16,522	830,396
J & J Snack Foods	4,850	752,235
SpartanNash	23,613	778,993
Tootsie Roll Industries	23,752	830,378
Universal	13,792	800,902
		3,992,904
Financials — 27.8%
Associated Banc-Corp	34,227	779,007
Atlantic Union Bankshares	20,657	757,905
BancFirst	10,272	854,733
Cohen & Steers	10,008	859,587
Federal Agricultural Mortgage, Cl C	6,771	734,518
Fulton Financial	46,285	769,257
Independent Bank	9,596	783,897
Lakeland Bancorp	45,937	767,148
Lakeland Financial	10,197	744,381
Sandy Spring Bancorp	17,695	794,859
Southside Bancshares	19,346	789,897
Washington Trust Bancorp	15,069	791,123
WesBanco	22,844	784,920
		10,211,232
Health Care — 4.4%
Atrion	1,111	792,143
Ensign Group	9,204	828,452
		1,620,595

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Small Cap Quality Dividend Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Industrials — 19.4%
Apogee Enterprises	17,351	$823,478
Applied Industrial Technologies	8,004	821,691
Franklin Electric	9,515	790,125
GATX	7,015	865,160
Hillenbrand	16,900	746,473
HNI	20,547	761,266
Matthews International, Cl A	23,449	758,810
McGrath RentCorp	9,868	838,583
Standex International	7,397	739,108
		7,144,694
Materials — 12.7%
Avient	16,006	768,288
Balchem	5,692	778,097
HB Fuller	12,034	795,086
Materion	9,635	826,105
Sensient Technologies	9,968	836,814
Worthington Industries	13,291	683,290
		4,687,680
Real Estate — 4.7%
Kennedy-Wilson Holdings	36,049	879,235
Terreno Realty†	11,297	836,543
		1,715,778
Utilities — 17.5%
Avista	17,049	769,762
Black Hills	10,996	846,912
Chesapeake Utilities	5,656	779,171
Middlesex Water	7,372	775,313
New Jersey Resources	17,643	809,108
Portland General Electric	14,919	822,783
South Jersey Industries	22,997	794,546
Southwest Gas Holdings	10,772	843,340
		6,440,935
TOTAL UNITED STATES		36,654,299
TOTAL COMMON STOCK (Cost $34,794,857)		36,654,299
TOTAL INVESTMENTS — 99.7% (Cost $34,794,857)		36,654,299
OTHER ASSETS LESS LIABILITIES — 0.3%		92,154
NET ASSETS — 100%		$36,746,453

‡       Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

†       Real Estate Investment Trust

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Value Line® Dynamic Core Equity Index ETF

	Shares	Value
COMMON STOCK — 99.9%‡
UNITED STATES — 99.9%
Communication Services — 4.7%
Alphabet, Cl C*	136	$379,847
AT&T	18,550	438,336
Verizon Communications	11,954	608,937
		1,427,120
Consumer Discretionary — 5.1%
Amazon.com*	78	254,276
Home Depot	2,276	681,275
Lowe’s	2,501	505,677
Pool	281	118,821
		1,560,049
Consumer Staples — 4.9%
Clorox	3,183	442,532
Coca-Cola	7,395	458,490
PepsiCo	3,621	606,083
		1,507,105
Financials — 9.2%
Aflac	6,431	414,092
Bank of New York Mellon	3,877	192,416
BlackRock, Cl A	448	342,348
Houlihan Lokey, Cl A	2,430	213,354
JPMorgan Chase	3,914	533,557
Morgan Stanley	6,713	586,716
T Rowe Price Group	463	70,001
US Bancorp	8,596	456,877
		2,809,361

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Value Line® Dynamic Core Equity Index ETF (continued)

	Shares	Value
COMMON STOCK (continued)
Health Care — 8.2%
Amgen	1,723	$416,656
Bristol-Myers Squibb	7,909	577,594
Eli Lilly	786	225,087
Gilead Sciences	8,649	514,183
Merck	4,548	373,164
UnitedHealth Group	793	404,406
		2,511,090
Industrials — 16.9%
3M	3,612	537,754
A O Smith	4,063	259,585
Caterpillar	2,149	478,840
Cummins	2,365	485,085
Fastenal	8,557	508,286
General Dynamics	943	227,433
Illinois Tool Works	839	175,687
Lockheed Martin	1,172	517,321
MSC Industrial Direct, Cl A	5,716	487,060
Robert Half International	2,006	229,045
Snap-on	937	192,535
United Parcel Service, Cl B	2,683	575,396
Watsco	1,673	509,663
		5,183,690
Information Technology — 24.6%
Apple	7,598	1,326,687
Automatic Data Processing	2,413	549,054
Avnet	10,544	427,981
Cisco Systems	11,145	621,445
Corning	6,723	248,146
Intel	12,688	628,817
International Business Machines	711	92,444
Juniper Networks	13,479	500,880
Microsoft	4,336	1,336,832
Oracle	7,816	646,618
Paychex	3,884	530,050
Texas Instruments	3,278	601,447
		7,510,401
Materials — 1.8%
Packaging Corp of America	2,264	353,433
Sherwin-Williams	740	184,719
		538,152

The accompanying notes are an integral part of the financial statements.

Schedule of Investments March 31, 2022

KFA Value Line® Dynamic Core Equity Index ETF (concluded)

	Shares	Value
COMMON STOCK (continued)
Real Estate — 3.8%
Camden Property Trust†	309	$51,356
Duke Realty†	2,372	137,718
Mid-America Apartment Communities†	2,199	460,581
Public Storage†	1,330	519,072
		1,168,727
Utilities — 20.7%
ALLETE	7,037	471,338
Atmos Energy	4,500	537,705
Avista	9,162	413,664
Consolidated Edison	4,306	407,692
New Jersey Resources	11,096	508,863
NorthWestern	8,170	494,203
OGE Energy	11,895	485,078
ONE Gas	5,829	514,351
Pinnacle West Capital	6,682	521,864
PPL	15,898	454,047
Southern	7,476	542,085
Spire	7,448	534,468
UGI	12,425	450,034
		6,335,392
TOTAL UNITED STATES		30,551,087
TOTAL COMMON STOCK (Cost $28,644,982)		30,551,087
TOTAL INVESTMENTS — 99.9% (Cost $28,644,982)		30,551,087
OTHER ASSETS LESS LIABILITIES — 0.1%		32,190
NET ASSETS — 100%		$30,583,277

‡      Industries are utilized for compliance purposes, whereas sectors are utilized for reporting.

*       Non-income producing security.

†       Real Estate Investment Trust

Cl — Class

As of March 31, 2022, all of the Fund’s investments were considered Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2022

KFA Mount Lucas Index Strategy ETF

	Shares	Value
EXCHANGE — TRADED FUND — 59.3%
Schwab Short-Term U.S. Treasury ETF‡	547,000	$27,098,380
TOTAL EXCHANGE — TRADED FUND (Cost $27,977,899)		27,098,380
TOTAL INVESTMENTS — 59.3% (Cost $27,977,899)		27,098,380
OTHER ASSETS LESS LIABILITIES — 40.7%		18,598,408
NET ASSETS — 100%		$45,696,788

A list of the open futures contracts held by the Fund at March 31, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Copper^	28	Jul-2022	$3,165,558	$3,328,850	$163,292
Corn^	92	May-2022	3,152,857	3,444,250	291,393
Gasoline^	26	Jun-2022	3,093,641	3,382,798	289,157
Gold^	17	Jul-2022	3,203,935	3,321,800	117,865
Live Cattle^	30	Jul-2022	1,682,214	1,645,500	(36,714)
Natural Gas^	71	May-2022	3,263,323	4,047,710	784,387
NY Harbor ULSD^	27	Jun-2022	3,113,123	3,629,821	516,698
Soybean^	39	May-2022	3,229,223	3,155,588	(73,635)
Sugar No. 11^	160	May-2022	3,446,131	3,492,608	46,477
Wheat^	68	May-2022	3,041,086	3,420,400	379,314
WTI Crude Oil^	35	Jun-2022	3,062,302	3,448,200	385,898
			33,453,393	36,317,525	2,864,132
Short Contracts
AUDUSD Currency	(25)	Jun-2022	(1,832,226)	(1,874,126)	$(41,900)
British Pound	(90)	Jun-2022	(7,407,795)	(7,386,188)	21,607
CAD Currency	(59)	Jun-2022	(4,625,006)	(4,725,310)	(100,304)
Canadian 10-Year Bond	(110)	Jun-2022	(11,725,804)	(11,487,901)	446,823
Euro	(54)	Jun-2022	(7,501,872)	(7,491,825)	10,047
Euro-Bund	(64)	Jun-2022	(11,701,471)	(11,233,188)	589,415
Japanese 10-Year Bond	(9)	Jun-2022	(11,492,084)	(11,067,028)	47,302
Japanese Yen	(69)	Jun-2022	(7,429,998)	(7,104,844)	325,154
Long Gilt 10-Year Bond	(72)	Jul-2022	(11,910,161)	(11,466,239)	106,601
Swiss Franc	(55)	Jun-2022	(7,451,754)	(7,473,812)	(22,058)
U.S. 10-Year Treasury Note	(93)	Jun-2022	(11,714,253)	(11,427,375)	286,878
			(94,792,424)	(92,737,836)	1,669,565
			$(61,339,031)	$(56,420,311)	$4,533,697

^      Security is held by the KFA MLM Index Subsidiary, Ltd. as of March 31, 2022.

The accompanying notes are an integral part of the financial statements.

Consolidated Schedule of Investments March 31, 2022

KFA Mount Lucas Index Strategy ETF (concluded)

‡      For financial information on the Schwab Short-Term U.S. Treasury ETF, please go to the Securities Exchange Commission’s website at http://www.sec.gov.

AUD — Australian Dollar

CAD — Canadian Dollar

ETF — Exchange-Traded Fund

ULSD — Ultra-Low Sulfur Diesel

USD — U.S. Dollar

The following summarizes the market value of the Fund’s investments and other financial instruments used as of March 31, 2022, based on the inputs used to value them:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange — Traded Fund	$27,098,380	$—	$—	$27,098,380
Total Investments in Securities	$27,098,380	$—	$—	$27,098,380
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$4,808,308	$—	$—	$4,808,308
Unrealized Depreciation	(274,611)	—	—	(274,611)
Total Other Financial Instruments	$4,533,697	$—	$—	$4,533,697

*       Futures Contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

March 31, 2022

	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Value Line® Dynamic Core Equity Index ETF
Assets:
Investments at Value	$49,978,094	$36,654,299	$30,551,087
Cash and Cash Equivalents	52,491	912,027	—
Dividend and Interest Receivable	67,990	60,559	35,265
Reclaim Receivable	1,048	—	—
Receivable for Investment Securities Sold	—	—	145,761
Total Assets	50,099,623	37,626,885	30,732,113

Liabilities:
Payable for Investment Securities Purchased	—	864,786	64,966
Payable for Management Fees	15,496	15,542	14,025
Payable for Trustees’ Fee	132	104	88
Payable to Custodian	—	—	69,757
Total Liabilities	15,628	880,432	148,836
Net Assets	$50,083,995	$36,746,453	$30,583,277

Net Assets Consist of:
Paid-in Capital	$45,309,473	$36,198,645	$27,860,800
Total Distributable Earnings	4,774,522	547,808	2,722,477
Net Assets	$50,083,995	$36,746,453	$30,583,277
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,500,002	1,300,002	1,300,002
Net Asset Value, Offering and Redemption Price Per Share	$33.39	$28.27	$23.53
Cost of Investments	$45,298,848	$34,794,857	$28,644,982

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities (concluded)

March 31, 2022

KFA Mount Lucas Index Strategy ETF
Assets:
Investments at Value	$27,098,380
Cash Collateral on Futures Contracts	13,357,521
Cash and Cash Equivalents	5,963,981
Variation Margin Receivable on Future Contracts	166,240
Unrealized Appreciation on Spot Contracts	3,745
Total Assets	46,589,867

Liabilities:
Variation Margin Payable on Future Contracts	858,669
Payable for Management Fees	34,309
Payable for Trustees’ Fee	101
Total Liabilities	893,079
Net Assets	$45,696,788

Net Assets Consist of:
Paid-in Capital	$38,077,082
Total Distributable Earnings	7,619,706
Net Assets	$45,696,788
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,450,002
Net Asset Value, Offering and Redemption Price Per Share	$31.51
Cost of Investments	$27,977,899

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year ended March 31, 2022

	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Value Line® Dynamic Core Equity Index ETF
Investment Income:
Dividend Income	$1,199,604	$850,729	$793,069
Interest Income	7	6	2
Total Investment Income	1,199,611	850,735	793,071

Expenses:
Management Fees†	211,606	181,785	171,432
Trustees’ Fees	1,913	1,342	1,085
Insurance Expense	595	488	292
Net Expenses	214,114	183,615	172,809
Net Investment Income	985,497	667,120	620,262

Net Realized Gain (Loss) on:
Investments	6,701,727	2,456,367	3,433,428
Net Realized Gain on Investments	6,701,727	2,456,367	3,433,428

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(806,547)	(3,386,111)	(498,480)
Net Change in Unrealized Depreciation on Investments	(806,547)	(3,386,111)	(498,480)
Net Realized and Unrealized Gain (Loss) on Investments	5,895,180	(929,744)	2,934,948
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,880,677	$(262,624)	$3,555,210

†       See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations (concluded)

For the year ended March 31, 2022

KFA Mount Lucas Index Strategy ETF
Investment Income:
Dividend Income	$87,387
Interest Income	99
Total Investment Income	87,486

Expenses:
Management Fees†	291,109
Trustees’ Fees	1,104
Insurance Expense	347
Net Expenses	292,560
Net Investment Loss	(205,074)

Net Realized Gain (Loss) on:
Investments	(5,219)
Futures Contracts	4,223,566
Foreign Currency Translations	15,460
Net Realized Gain on Investments, Foreign Currency Translations and Futures Contracts	4,233,807

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(850,014)
Futures Contracts	4,328,555
Foreign Currency Translations	6,266
Net Change in Unrealized Appreciation on Investments, Foreign Currency Translations and Futures Contracts	3,484,807
Net Realized and Unrealized Gain on Investments, Foreign Currency Translations and Futures Contracts	7,718,614
Net Increase in Net Assets Resulting from Operations	$7,513,540

†       See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	KFA Large Cap Quality Dividend Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$985,497	$839,497
Net Realized Gain on Investments	6,701,727	6,439,707
Net Change in Unrealized Appreciation (Depreciation) on Investments	(806,547)	10,154,471
Net Increase in Net Assets Resulting from Operations	6,880,677	17,433,675

Distributions	(2,032,887)	(912,095)

Capital Share Transactions:(1)
Issued	24,096,285	10,187,153
Redeemed	(27,857,202)	(18,937,151)
Decrease in Net Assets from Capital Share Transactions	(3,760,917)	(8,749,998)
Total Increase in Net Assets	1,086,873	7,771,582

Net Assets:
Beginning of Year	48,997,122	41,225,540
End of Year	$50,083,995	$48,997,122

Share Transactions:
Issued	750,000	350,000
Redeemed	(850,000)	(700,000)
Net Decrease in Shares Outstanding from Share Transactions	(100,000)	(350,000)

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KFA Small Cap Quality Dividend Index ETF
	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net Investment Income	$667,120	$552,917
Net Realized Gain on Investments	2,456,367	961,605
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,386,111)	9,522,470
Net Increase (Decrease) in Net Assets Resulting from Operations	(262,624)	11,036,992

Distributions	(715,350)	(538,857)

Capital Share Transactions:(1)
Issued	8,686,129	17,790,082
Redeemed	(9,520,601)	(14,722,406)
Increase (Decrease) in Net Assets from Capital Share Transactions	(834,472)	3,067,676
Total Increase (Decrease) in Net Assets	(1,812,446)	13,565,811

Net Assets:
Beginning of Year	38,558,899	24,993,088
End of Year	$36,746,453	$38,558,899

Share Transactions:
Issued	300,000	750,000
Redeemed	(350,000)	(600,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(50,000)	150,000

(1)    Includes transaction costs related to creations and redemptions.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued)

	KFA Value Line® Dynamic Core Equity Index ETF
	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Operations:
Net Investment Income	$620,262	$182,683
Net Realized Gain on Investments	3,433,428	199,509
Net Change in Unrealized Appreciation (Depreciation) on Investments	(498,480)	2,404,585
Net Increase in Net Assets Resulting from Operations	3,555,210	2,786,777

Distributions	(3,026,746)	(54,791)

Capital Share Transactions:(2)
Issued	8,300,591	23,604,970
Redeemed	(3,560,430)	(1,022,304)
Increase in Net Assets from Capital Share Transactions	4,740,161	22,582,666
Total Increase in Net Assets	5,268,625	25,314,652

Net Assets:
Beginning of Year/Period	25,314,652	—
End of Year/Period	$30,583,277	$25,314,652

Share Transactions:
Issued	350,000	1,150,002
Redeemed	(150,000)	(50,000)
Net Increase in Shares Outstanding from Share Transactions	200,000	1,100,002

(1)    Commenced operations on November 23, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets (concluded)

	KFA Mount Lucas Index Strategy ETF
	Year Ended March 31, 2022	Period Ended March 31, 2021(1)
Operations:
Net Investment Loss	$(205,074)	$(56,324)
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Translations	4,233,807	2,190,829
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Translations	3,484,807	177,412
Net Increase in Net Assets Resulting from Operations	7,513,540	2,311,917

Distributions	(2,205,751)	—

Capital Share Transactions:(2)
Issued	11,465,716	26,611,366
Increase in Net Assets from Capital Share Transactions	11,465,716	26,611,366
Total Increase in Net Assets	16,773,505	28,923,283

Net Assets:
Beginning of Year/Period	28,923,283	—
End of Year/Period	$45,696,788	$28,923,283

Share Transactions:
Issued	400,000	1,050,002
Net Increase in Shares Outstanding from Share Transactions	400,000	1,050,002

(1)    Commenced operations on December 1, 2020.

(2)    Includes transaction costs related to creations and redemptions.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights/Consolidated Financial Highlights

Selected Per Share Data & Ratios

For the Years/Periods Ended March 31

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
KFA Large Cap Quality Dividend Index ETF(1)
2022	30.62	0.61	3.67	4.28	(0.75)	(0.76)	—
2021	21.14	0.49	9.67	10.16	(0.68)	—	—
2020	25.00	0.38	(4.04)	(3.66)	(0.20)	—	—
KFA Small Cap Quality Dividend Index ETF(1)
2022	28.56	0.52	(0.21)	0.31	(0.60)	—	—
2021	20.83	0.44	7.69	8.13	(0.40)	—	—
2020	25.00	0.35	(4.33)	(3.98)	(0.16)	(0.03)	—
KFA Value Line® Dynamic Core Equity Index ETF(2)
2022	23.01	0.48	2.45	2.93	(0.58)	(1.83)	—
2021	20.00	0.20	2.88	3.08	(0.07)	—	—
KFA Mount Lucas Index Strategy ETF(3)
2022	27.55	(0.18)	5.98	5.80	(1.77)	(0.07)	—
2021	25.00	(0.06)	2.61	2.55	—	—	—

*       Per share data calculated using average shares method.

**     Total return is based on the change in net asset value of a share during the year or period and assumes reinvestment of dividends and distributions at net asset value. Total return is for the period indicated and periods of less than one year have not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Excludes effects of standard creation and redemption transaction fees associated with creation units.

†       Annualized.

††     Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.

(1)    Commenced operations on June 11, 2019.

(2)    Commenced operations on November 23, 2020.

(3)    Commenced operations on December 1, 2020.

~       During the periods, certain fees were waived. (See Note 4 in the Notes to Financial Statements)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)~	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)~	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)

(1.51)	33.39	13.82	50,084	0.40	0.40	1.86	129
(0.68)	30.62	48.30	48,997	0.41	0.41	1.86	142
(0.20)	21.14	(14.80)	41,226	0.42†	0.42†	1.85†	72††

(0.60)	28.27	0.97	36,746	0.51	0.51	1.83	151
(0.40)	28.56	39.27	38,559	0.51	0.51	1.81	126
(0.19)	20.83	(16.09)	24,993	0.52†	0.52†	1.75†	59††

(2.41)	23.53	12.62	30,583	0.55	0.55	1.99	164
(0.07)	23.01	15.46	25,315	0.55†	0.55†	2.68†	55††

(1.84)	31.51	22.21	45,697	0.89	0.89	(0.63)	15
—	27.55	10.20	28,923	0.89†	0.89†	(0.63)†	—††

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements/Consolidated Notes to Financial Statements

1. ORGANIZATION

KraneShares Trust (the “Trust”) is a Delaware Statutory Trust formed on February 3, 2012. The Trust is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. As of March 31, 2022, the Trust had thirty operational series. The financial statements herein and the related notes pertain to the following 4 series: KFA Large Cap Quality Dividend Index ETF, KFA Small Cap Quality Dividend Index ETF, KFA Value Line® Dynamic Core Equity Index ETF and KFA Mount Lucas Index Strategy ETF (each, a “Fund” and collectively, the “Funds”). Each of the Funds is a non-diversified Fund, as defined under Section 5(b)(1) of the Investment Company Act. Krane Funds Advisors, LLC (“Krane” or the ‘‘Adviser’’), a Delaware limited liability company, serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the ‘‘Board’’). The Adviser is responsible for managing the investment activities of the Funds, the Funds’ business affairs and other administrative matters. The Adviser may use sub-advisers (each, a “Sub-Adviser” or collectively, the “Sub-Advisers”) to perform the day-to-day management of the Funds.

On December 10, 2021, the KFA Dynamic Fixed Income ETF was liquidated.

China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited owns a majority stake in Krane. As of March 31, 2022, Central Huijin Investment Limited, a mainland Chinese-domiciled entity, and HKSCC Nominees Limited, held approximately 40.1% and 39.4%, respectively, of the shares of China International Capital Corporation Limited. Central Huijin Investment Limited is a wholly-owned subsidiary of China Investment Corporation, which is a mainland Chinese sovereign wealth fund. KFA One Holdings, LLC, located at 280 Park Avenue 32nd Floor, New York, New York, 10017, holds the remaining equity interests in Krane and Jonathan Krane, through his equity interests in KFA One Holdings, LLC, beneficially owns more than 10% of the equity interests in Krane.

The KFA MLM Index Subsidiary, Ltd. is a wholly-owned subsidiary of the KFA Mount Lucas Index Strategy ETF (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the KFA Mount Lucas Index Strategy ETF and its subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Financial Highlights.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”) (the “Exchange”). Market prices for Fund shares (“Shares”) may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares or multiples thereof, called “Creation Units”. This does not mean, however, that individual investors will be able to redeem and purchase Shares directly with the series of the Trust. Only Authorized Participants can redeem and purchase Creation Units of Shares directly. Each Fund will issue and redeem Shares for a basket of securities and/or a balancing cash amount. Individual shares trade in the secondary market at market prices that change throughout the day.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The investment objective of each Fund in the table below is to seek investment results that generally correspond (before fees and expenses) to its respective index listed below (each, an “Underlying Index”):

KraneShares Funds	Index
KFA Large Cap Quality Dividend Index ETF	Russell 1000 Dividend Select Equal Weight Index
KFA Small Cap Quality Dividend Index ETF	Russell 2000 Dividend Select Equal Weight Index
KFA Value Line® Core Dynamic Equity Index ETF	3D/L Value Line® Dynamic Core Equity Index

Prior to April 1, 2022, the KFA Mount Lucas Index Strategy ETF sought to provide a total return that, before fees and expenses, exceeds that of the KFA MLM Index over a complete market cycle. Effective April 1, 2022, the KFA Mount Lucas Index Strategy ETF seeks to provide investment results that, before fees and expenses, track the price performance of the KFA MLM Index.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

SECURITY VALUATION — The NAV per share of each Fund is computed by dividing the value of the net assets of a Fund (i.e., the value of its total assets less total liabilities and withholdings) by the total number of shares of a Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share for each Fund normally is calculated by the Administrator (as defined below) and determined as of the regularly scheduled close of normal trading on each day that the Exchange is scheduled to be open for business (normally 4:00 p.m., Eastern Time). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

Securities listed on a securities exchange (i.e. exchange-traded equity securities), market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued by independent pricing agents at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at the time as of which the Fund’s NAV is calculated if a security’s exchange is normally open at that time). If there is no such reported sale, such securities are valued at the most recently reported bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain bid and ask prices from two broker-dealers who make a market in the portfolio instrument and determines the average of the two.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The exchange rates used for valuation are captured as of the close of the London Stock Exchange each day normally at 4:00 p.m. Greenwich Mean Time.

The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent. Exchange-traded options are valued at the last reported sales price on the exchange on which they are listed. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established by the board of trade on which they are traded. Over-the-Counter (“OTC”) options are valued based upon prices determined by the applicable independent, third party pricing agent. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing agent. As of and during the year ended March 31, 2022, the Funds did not hold swaps, options or forward foreign currency contracts.

Investments in open-end investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end investment companies that trade on an exchange are valued in the same manner as other exchange-traded equity securities (described above).

Securities issued by a wholly owned subsidiary of a Fund will be valued at the subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Fund.

Investments for which market prices are not ‘‘readily available,’’ or are not deemed to reflect current market values, or are debt securities where no evaluated price is available from the Trust’s third-party pricing agents pursuant to established methodologies, are fair valued in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using ‘‘fair value’’ pricing may include, but are not limited to: the security’s trading has been halted or suspended; the security’s primary trading market is temporarily closed; or the security has not been traded for an extended period of time. A Fund may fair value certain of the foreign securities held by a Fund each day a Fund calculates its NAV.

In addition, a Fund may fair value its securities if an event that may materially affect the value of a Fund’s securities that trade outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector, country or region. Events that may be Significant Events may include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If Krane becomes aware of a Significant Event that has

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

occurred with respect to a portfolio instrument or group of portfolio instruments after the closing of the exchange or market on which the portfolio instrument or portfolio instruments principally trade, but before the time at which a Fund calculates its NAV, it will notify the Administrator and may request that an ad hoc meeting of the Fair Valuation Committee be called.

With respect to trade-halted securities, the Trust typically will fair value a trade-halted security by adjusting the security’s last market close price by the security’s sector performance, as measured by a predetermined index, unless Krane recommends and the Trust’s Fair Valuation Committee determines to make additional adjustments. Certain foreign securities exchanges have mechanisms in place that confine one day’s price movement in an individual security to a pre-determined price range based on that day’s opening price (“Collared Securities”). Fair value determinations for Collared Securities will generally be capped based on any applicable pre-determined “limit down” or “limit up” prices established by the relevant foreign securities exchange. As an example, China A-Shares can only be plus or minus ten percent in one day of trading in the relevant mainland China equity market. As a result, the fair value price determination on a given day will generally be capped plus or minus ten percent.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could actually be realized upon the sale of the security or that another fund that uses market quotations or its own fair value procedures to price the same securities. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index.

Trading in securities on many foreign exchanges is normally completed before the close of business on each Business Day (a “Business Day”, as used herein, is any day on which the Exchange is open for business). In addition, securities trading in a particular country or countries may not take place on each Business Day or may take place on days that are not Business Days. Changes in valuations on certain securities may occur at times or on days on which a Fund’s NAV is not calculated and on which Fund shares do not trade and sales and redemptions of shares do not occur. As a result, the value of a Fund’s portfolio securities and the net asset value of its shares may change on days when share purchases or sales cannot occur. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Transactions in Fund shares will be priced at NAV only if shares are purchased or redeemed directly from a Fund in Creation Units. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by a Fund. Purchases and sales of shares in the secondary market, which will not involve a Fund, will be subject to customary brokerage commissions and charges.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

Level 2 — Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, and short-term investments valued at amortized cost).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments, broker quotes, fair value of investments for which the Funds do not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute annually all or substantially all of its taxable income and gains to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provisions in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of March 31, 2022, management of the Funds has reviewed all open tax years since inception and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Interest income is recognized on the accrual basis from the settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method.

FOREIGN CURRENCY — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (“REITs”) — With respect to the Funds, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

FUTURES — The KFA Mount Lucas Index Strategy ETF will utilize the Subsidiary for purposes of investing in commodities futures contracts that are the same as or similar to those included in the Index. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. As of March 31, 2022, the KFA Mount Lucas Index Strategy ETF had open futures contracts. Refer to the Fund’s Consolidated Schedule of Investments for details regarding open futures contracts as of March 31, 2022.

For the year ended March 31, 2022, the average monthly notional amount of futures contracts for the KFA Mount Lucas Index Strategy ETF was as follows:

KFA Mount Lucas Index Strategy ETF
Average Monthly Notional Value Long	$32,360,168
Average Monthly Notional Value Short	$54,291,048

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund, except KFA Value Line® Dynamic Core Equity Index ETF, distributes their net investment income at least annually. KFA Value Line® Dynamic Core Equity Index ETF typically distributes any net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES — Per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), the Funds’ Custodian, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of BBH Overdraft Base Rate plus 2.00%. Cash overdraft charges are included in “Interest Expense” on the Statements of Operations if applicable.

SECURITIES LENDING — The Funds may lend securities from their portfolios to brokers, dealers and other financial institutions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to receive payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. Loans of portfolio securities will not exceed 33 1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan). A Fund will receive collateral in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Krane and a sub-adviser are subject to potential conflicts of interest because the compensation paid to them increases in connection with any net income received by a Fund from a securities lending program. Each Fund pays Krane 10% of any net monthly income received from the investment of cash collateral and loan fees received from borrowers in respect of each securities loan (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers) (see Note 4). There were no securities on loan as of March 31, 2022.

CREATION UNITS — The Funds issue and redeem Shares at NAV and only in large blocks of Shares (each block of Shares for a Fund is a Creation Unit of 50,000 Shares, or multiples thereof). In its discretion, the Trust reserves the right to increase or decrease the number of each Fund’s shares that constitute a Creation Unit.

Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (‘‘DTC’’) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees when buying or selling Shares. If a Creation Unit is purchased or redeemed for cash, a higher transaction fee may be charged.

The following table discloses Creation Unit breakdown for the year ended March 31, 2022:

KraneShares Funds	Creation Unit Shares	Standard Transaction Fee – Subscriptions	Value at March 31, 2022	Standard Transaction Fee – Redemptions	Maximum Variable Transaction Fee*
KFA Large Cap Quality Dividend Index ETF	50,000	$700	$1,669,500	$700	2.00%
KFA Small Cap Quality Dividend Index ETF	50,000	350	1,413,500	350	2.00%
KFA Value Line® Dynamic Core Equity Index ETF	50,000	400	1,176,500	400	2.00%
KFA Mount Lucas Index Strategy ETF	50,000	500	1,575,500	500	2.00%

*       As a percentage of the Creation Unit(s) purchased/redeemed.

The Adviser may adjust the transactions fees from time to time based on actual experience.

CASH AND CASH EQUIVALENTS — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

3. Derivatives TRANSACTIONS

The following tables are KFA Mount Lucas Index Strategy ETF exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of March 31, 2022, was as follows:

Consolidated Statement of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives
Commodities Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$2,974,481	$(110,349)
Interest Rate Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	1,370,418	—
Foreign Exchange Risk Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	463,409	(164,262)
		$4,808,308	$(274,611)

*       Unrealized appreciation (depreciation) on Futures Contracts is included in distributable earnings (loss).

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended March 31, 2022, was as follows:

	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)**
Commodities Risk Futures contracts	$5,227,710	$2,986,632
Interest Risk Futures contracts	(878,750)	1,013,785
Foreign exchange Risk Futures contracts	(125,394)	328,138
	$4,223,566	$4,328,555

*       Futures contracts are included in net realized gain on Futures Contracts.

**     Futures contracts are included in change in unrealized appreciation on Futures Contracts.

4. RELATED PARTY TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust on behalf of each Fund and the Adviser (the “Agreement”). Under the Agreement, Krane is responsible for reviewing, supervising and administering each Fund’s investment program and the general management and administration of the Trust. In addition to these services, to the extent a Fund engages in securities lending, Krane will: (i) determine which securities are available for loan and notify the securities lending agent for a Fund (the “Agent”), (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Krane’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) make recommendations to the Board regarding the Fund’s participation in securities lending; (iv) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (v) respond to Agent inquiries

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

concerning the Agent’s activities, and (vi) such other related duties as Krane deems necessary or appropriate. The Board of Trustees of the Trust supervises Krane and establishes policies that Krane must follow in its management activities.

The Agreement requires the Adviser to pay all operating expenses of the Funds, except: (a) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (b) expenses of the Funds incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions and short sale dividend or interest expense; (c) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the Investment Company Act, including distribution fees; (d) “Acquired Fund Fees and Expenses” (as defined by Form N-1A under the Investment Company Act); (e) litigation expenses; (f) the compensation payable to the Adviser under the Agreement; (g) compensation and expenses of the Independent Trustees (including any fees of independent legal counsel to the Independent Trustees); and (h) any expenses determined to be extraordinary expenses by the Board. Under the Agreement, a portion of the premium for the insurance policy, which covers the Trust and Independent Trustees, is treated as an expense of the Independent Trustees, and the fees and expenses related to the Funds’ securities lending-related activities, which reduce the gross revenues and income of the Funds, are not fees and expenses for which Krane is responsible.

Each Agreement provides that each Fund pays a unitary (or unified) fee to the Adviser for advisory and management services provided to the Fund, subject to the exceptions noted herein. In this context, there exists a risk that a Trust service provider will seek recourse against the Trust if it is not timely paid by Krane for the fees and expenses for which it is responsible, which could materially adversely affect the Funds. Pursuant to the Agreement between the Trust and the Adviser, the Funds below pay the Adviser a fee, which is calculated daily and paid monthly, at the following annual rates, based on a percentage of the average daily net assets of each Fund. In addition, as compensation for the services provided by the Adviser in connection with any securities lending-related activities, each Fund pays the Adviser 10% of the monthly investment income received from the investment of cash collateral and loan fees received from borrowers in respect to securities loans (net of any amounts paid to the custodian and/or securities lending agent or rebated to borrowers), included on the Statements of Operations, if any, as “Security Lending Fees”. During the year, none of the Funds engaged in securities lending.

KraneShares Funds	Management Fee
KFA Large Cap Quality Dividend Index ETF	0.40%
KFA Small Cap Quality Dividend Index ETF	0.50%
KFA Value Line® Dynamic Core Equity Index ETF	0.55%
KFA Mount Lucas Index Strategy ETF	0.89%

The Adviser bears all of its own costs associated with providing these advisory services.

SUB-ADVISORY AGREEMENTS — 3D/L Capital Management, LLC (“3D/L”) (formerly, Lee Capital Management, LP) serves as the Sub-Adviser of the KFA Value Line® Dynamic Core Equity Index ETF. 3D/L provides non-discretionary sub-advisory services to the Fund, which will includes research and portfolio modeling services related to the Fund’s investments and the monitoring of such investments. For the services 3D/L provides to the Fund, the Adviser pays 3D/L a fee equal to 25% of the Net Revenue received by Krane from the Fund. For any monthly calculation period in which net assets average $150 million or more, Krane will pay 3D/L thirty percent (30%) of the Net Revenue

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

received by Krane from the Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Investment Advisory Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Agreement and any reimbursements by Krane of the Fund’s expenses).

Mount Lucas Index Advisers LLC (“MLIA”) serves as the Sub-Adviser of the KFA Mount Lucas Index Strategy ETF. For the services MLIA provides to the Fund, the Adviser pays MLIA a fee equal to 32% of the Net Revenue received by Krane from the Fund. Net Revenue is defined for these purposes as gross revenue under Schedule A of the Investment Advisory Agreement minus gross fund-related expenses (including any waiver by Krane of its compensation under the Agreement and any reimbursements by Krane of the Fund’s expenses).

DISTRIBUTION AGREEMENT — SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company, and an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2022, no fees were charged under the Plan, since no such fees are currently paid by the Funds and the Board of Trustees has not currently approved the commencement of any payments under the Plan. Fees would only be charged under the Plan upon approval by the Board.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — SEI Investments Global Funds Services (the “Administrator”) serves as the Funds’ Administrator pursuant to an Administration Agreement. BBH serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian and Transfer Agent Agreement.

5. BASIS FOR CONSOLIDATION FOR THE KFA MOUNT LUCAS INDEX STRATEGY ETF

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the KFA Mount Lucas Index Strategy ETF include the accounts of the Fund’s Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation for the Fund. The Subsidiary has a fiscal year end of March 31 for financial statement consolidation purposes.

The Subsidiary is classified as a controlled foreign corporation under the Code. The Subsidiary’s taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

The KFA Mount Lucas Index Strategy ETF’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Code and is measured at the end of each quarter.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

A summary of the investments in the Subsidiary is as follows:

KraneShares Funds	Inception Date Of Subsidiary	Subsidiary Net Assets at March 31, 2022	% of Total Net Assets at March 31, 2022
KFA MLM Index Subsidiary, Ltd.	December 1, 2020	$8,867,790	19.41%

6. INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government and short-term securities were:

KraneShares Funds	Purchases	Sales and Maturities
KFA Large Cap Quality Dividend Index ETF	$68,174,000	$73,297,240
KFA Small Cap Quality Dividend Index ETF	54,823,430	57,718,432
KFA Value Line® Dynamic Core Equity Index ETF	50,259,470	52,657,426
KFA Mount Lucas Index Strategy ETF	6,112,109	3,962,647

For the year ended March 31, 2022, in-kind transactions associated with creations and redemptions were:

KraneShares Funds	Purchases	Sales and Maturities	Realized Gain/(Loss)
KFA Large Cap Quality Dividend Index ETF	$24,143,369	$26,845,981	$3,948,421
KFA Small Cap Quality Dividend Index ETF	8,733,797	9,541,614	1,099,459
KFA Value Line® Dynamic Core Equity Index ETF	8,370,553	3,557,035	369,565

7. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translation, redemption in kind, reclass of gains and losses from foreign currency and bond futures, and utilization of earnings and profits on shareholder redemptions. The permanent differences that are credited or charged to paid-in-capital and distributable earnings are redemption-in-kind transactions and utilization of earnings and profits on shareholder redemptions. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital, as appropriate, in the period that the differences arise.

KraneShares Funds	Distributable Earnings/(Loss)	Paid-in Capital
KFA Large Cap Quality Dividend Index ETF	$(4,802,724)	$4,802,724
KFA Small Cap Quality Dividend Index ETF	(1,069,179)	1,069,179
KFA Value Line® Dynamic Core Equity Index ETF	(516,385)	516,385

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The tax character of dividends and distributions paid during the year or period ended March 31, 2022 and March 31, 2021 were as follows:

KraneShares Funds	Ordinary Income	Long-Term Capital Gain	Totals
KFA Large Cap Quality Dividend Index ETF
2022	$1,039,986	$992,901	$2,032,887
2021	912,095	—	912,095
KFA Small Cap Quality Dividend Index ETF
2022	$715,350	$—	$715,350
2021	538,857	—	538,857
KFA Value Line® Dynamic Core Equity Index ETF
2022	$3,026,746	$—	$3,026,746
2021	54,791	—	54,791
KFA Mount Lucas Index Strategy ETF
2022	$2,162,295	$43,456	$2,205,751
2021	—	—	—

As of March 31, 2022, the components of tax basis distributable earnings (accumulated losses) were as follows:

	KFA Large Cap Quality Dividend Index ETF	KFA Small Cap Quality Dividend Index ETF	KFA Value Line® Dynamic Core Equity Index ETF	KFA Mount Lucas Index Strategy ETF
Undistributed Ordinary Income	$144,039	$110,536	$357,906	$8,235,789
Undistributed Long-Term Capital Gain	93,750	—	601,444	255,658
Capital Loss Carryforwards	—	(914,740)	—	—
Post October Losses	(127,764)	(480,340)	—	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	4,664,493	1,832,351	1,763,122	(377,354)
Other Temporary Differences	4	1	5	(494,387)
Total Distributable Earnings	$4,774,522	$547,808	$2,722,477	$7,619,706

Post-October capital losses represent losses realized from November 1, 2021 through March 31, 2022, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The Funds have capital loss carryforwards as follows:

KraneShares Funds	Short-Term Loss	Long-Term Loss	Total
KFA Small Cap Quality Dividend Index ETF	$914,740	$—	$914,740

During the year ended March 31, 2022, KFA Large Cap Quality Dividend Index ETF and KFA Small Cap Quality Dividend Index ETF utilized $901,773 and $1,777,611, respectively, of capital loss carryforwards to offset capital gains.

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2022, were as follows:

KraneShares Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
KFA Large Cap Quality Dividend Index ETF	$45,313,601	$5,136,154	$(471,661)	$4,664,493
KFA Small Cap Quality Dividend Index ETF	34,821,948	2,680,251	(847,900)	1,832,351
KFA Value Line® Dynamic Core Equity Index ETF	28,787,965	2,587,529	(824,407)	1,763,122
KFA Mount Lucas Index Strategy ETF	27,977,899	—	(377,354)	(377,354)

8. CONCENTRATION OF RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to certain of the principal risks noted below, any of which may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in each Fund’s prospectus under the heading “Principal Risks”.

CONCENTRATION RISK — Because the Funds’ assets are expected to be concentrated in an industry or group of industries, to the extent that the Underlying Index concentrates in a particular industry or group of industries, each Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. Depending on the composition of each Fund’s Underlying Index (as applicable), the Fund may be subject to principal risks, as outlined in each Fund’s prospectus. Each Fund may have significant exposure to other industries or sectors.

CURRENCY RISK — To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

DERIVATIVES RISK — The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be

Notes to Financial Statements/Consolidated Notes to Financial Statements (continued)

more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

EQUITY SECURITIES RISK — The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities are subject to volatile changes in value and their values may be more volatile than other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

FUTURES STRATEGY RISK — The use of futures contracts is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell securities or financial instruments from its portfolio to meet daily variation margin requirements, which may lead to the Fund selling securities or financial instruments at a loss.

LIQUIDITY RISK — The Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time or price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. If a number of securities held by the Fund halt trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

MARKET RISK — The values of the Funds’ holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health

Notes to Financial Statements/Consolidated Notes to Financial Statements (concluded)

risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Funds are susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Funds’ investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Funds to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

NON-DIVERSIFIED FUND RISK — Because a Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

PASSIVE INVESTMENT RISK — The Funds are not actively managed, do not seek to “beat” the Underlying Index and do not take temporary defensive positions when markets decline. Therefore, the Funds may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Funds’ investment objective and principal investment strategies impose limits on the Funds’ ability to invest in securities not included in the Underlying Index.

VALUATION RISK — Independent market quotations for certain investments held by the Funds may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that a Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Funds invest may trade on days that the Funds do not price their shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

9. OTHER

At March 31, 2022, all shares issued by the Funds were in Creation Unit aggregations to Authorized Participants through primary market transactions (e.g., transactions directly with the Funds). However, the individual shares that make up those Creation Units are traded on the Exchange (e.g., secondary market transactions). Some of those individual shares have been bought and sold by persons that are not Authorized Participants. Each Authorized Participant has entered into an agreement with the Funds’ Distributor.

10. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. SUBSEQUENT EVENTS

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
KraneShares Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities and the consolidated statement of assets and liabilities of the funds listed in the Appendix, four of the funds comprising KraneShares Trust (collectively, the Funds), including the schedules of investments and the consolidated schedule of investments, as of March 31, 2022, the related statements of operations and consolidated statement of operations for the year then ended, the statements of changes in net assets and consolidated statement of changes in net assets for each of the years or periods in the two-year period listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights and consolidated financial highlights for each of the years or periods in the three year period listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period listed in the Appendix, and the financial highlights for each of the years or periods in the three-year period listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
May 31, 2022

We have served as the auditor of one or more KraneShares investment companies since 2017.

Report of Independent Registered Public Accounting Firm (concluded)

Appendix

Funds with commencement of operations during the year ended March 31, 2020:

KFA Large Cap Quality Dividend Index ETF
KFA Small Cap Quality Dividend Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets for each of the years in the two-year period ended March 31, 2022

Financial highlights for the two years ended March 31, 2022 and the period from June 11, 2019 (commencement of operations) through March 31, 2020

Funds with commencement of operations during the year ended March 31, 2021:

KFA Value Line Dynamic Core Equity Index ETF

Statement of operations for the year ended March 31, 2022

Statements of changes in net assets and the financial highlights for year ended March 31, 2022 and the period from November 23, 2020 (commencement of operations) through March 31, 2021

KFA Mount Lucas Index Strategy ETF

Consolidated statement of operations for the year ended March 31, 2022

Consolidated statement of changes in net assets and the financial highlights for year ended March 31, 2022 and for the period from December 1, 2020 (commencement of operations) through March 31, 2021

Trustees and Officers of the Trust (Unaudited)

March 31, 2022

Set forth below are the names, addresses, years of birth, positions with the Trust, terms of office and lengths of time served; the principal occupations for the last five years; number of Funds in fund complex overseen; and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge, upon request, by calling 1-855-857-2638. The following chart lists Trustees and Officers as of March 31, 2022.

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee[2]
Jonathan Krane[1] (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee and Chairman of the Board, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	34	None
Independent Trustees[2]
Patrick P. Campo (1970) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2017	From 2019 to present, Director of Research and from 2013 to 2019 Director of Long Short Equity, Titan Advisors.	34	None
John Ferguson (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Chief Operating Officer of Shrewsbury River Capital from 2017 to 2020. Chief Operating Officer of Kang Global Investors LP (hedge fund adviser) from 2014 to 2016. President of Alden Global Capital, LLC (hedge fund adviser) from 2012 to 2014 (formerly, Chief Operating Officer from 2011 to 2012). Senior Managing Director and Chief Operating Officer of K2 Advisors, LLC from 2005 to 2011.	34	None

Trustees and Officers of the Trust (Unaudited) (continued)

March 31, 2022

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees[2]
Matthew Stroyman (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Trustee, No set term; served since 2012	Founder and President of BlackRidge Ventures from 2018 to present (principal investment activities and strategic advisory services in a variety of industries to clients and partners that include institutional investment firms, family offices and high net-worth individuals). Co-Founder, President and Chief Operating Officer of Arcturus (real estate asset and investment management services firm) from 2007 to 2017.	34	None
Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Jonathan Krane (1968) 280 Park Avenue 32nd Floor New York, New York, 10017	Principal Executive Officer and Principal Financial Officer, No set term; served since 2012	Chief Executive Officer of Krane Funds Advisors, LLC from 2011 to present. Chief Executive Officer of Krane Portfolio Advisors, LLC from 2018 to present. Principal of Krane Capital LLC from 2009 to 2011.	34	None
Jennifer Tarleton (formerly Krane) (1966) 280 Park Avenue 32nd Floor New York, New York, 10017	Vice President and Secretary, No set term; served since 2012	Vice President of Krane Funds Advisors, LLC from 2011 to present.	34	None

Trustees and Officers of the Trust (Unaudited) (concluded)

March 31, 2022

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Officer	Other Directorships Held by Officer
Officers[2]
Michael Quain (1957) 280 Park Avenue 32nd Floor New York, New York, 10017	Chief Compliance Officer and AntiMoney Laundering Officer, No Set Term; served since 2015	Principal/President of Quain Compliance Consulting, LLC from 2014 to present. First Vice President of Aberdeen Asset Management Inc. from May 2013 to September 2013.	34	None
Eric Olsen (1970) SEI Investments Company One Freedom Valley Drive Oaks, PA 19456	Assistant Treasurer, No set term; served since 2021	Director of Accounting, SEI Investments Global Fund Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (August 2013 to February 2021).	34	None
David Adelman (1964) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2021	Managing Director and the General Counsel, Krane Fund Advisors, LLC from 2021. Partner, Reed Smith LLP from 2015 to 2021	34	None
Jonathan Shelon (1974) 280 Park Avenue 32nd Floor New York, New York, 10017	Assistant Secretary, No set term; served since 2019	Chief Operating Officer, Krane Funds Advisors, LLC from 2015 to present. Chief Operating Officer, CICC Wealth Management (USA) LLC from 2018 to present. Chief Investment Officer of Specialized Strategies, J.P. Morgan from 2011 to 2015.	34	None

1       Mr. Krane is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Adviser.

2        Each Trustee serves until his or her successor is duly elected or appointed and qualified.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage expenses; and (2) ongoing costs. All Exchange Traded Funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, commissions, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in the Fund.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2021 to March 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return.    This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return.    This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE:    Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including brokerage commissions on the purchases and sale of Fund shares. Therefore, the expense examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs had been included, your costs would have been higher.

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 10/1/2021	Ending Account Value 3/31/2022	Annualized Expense Ratios	Expenses Paid During Period(1)
KFA Large Cap Quality Dividend Index ETF
Actual Fund Return	$1,000.00	$1,083.00	0.40%	$2.08
Hypothetical 5% Return	1,000.00	1,022.94	0.40	2.02

KFA Small Cap Quality Dividend Index ETF
Actual Fund Return	$1,000.00	$1,057.10	0.50%	$2.56
Hypothetical 5% Return	1,000.00	1,022.44	0.50	2.52

KFA Value Line® Dynamic Core Equity Index ETF
Actual Fund Return	$1,000.00	$1,091.10	0.55%	$2.87
Hypothetical 5% Return	1,000.00	1,022.19	0.55	2.77

KFA Mount Lucas Index Strategy ETF
Actual Fund Return	$1,000.00	$1,132.90	0.89%	$4.73
Hypothetical 5% Return	1,000.00	1,020.49	0.89	4.48

(1)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) unless otherwise indicated.

Notice to the Shareholders (Unaudited)

For shareholders that do not have a March 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2022, the Funds are designating the following items with regard to distributions paid during the year.

Return of Capital(1)	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(2)	Qualifying Dividend Income(3)	U.S. Government Interest(4)	Interest Related Dividends(5)	Short Term Capital Gain Dividends(6)	Foreign Tax Credit
KFA Large Cap Quality Dividend Index ETF
0.00%	64.00%	36.00%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%
KFA Small Cap Quality Dividend Index ETF
0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
KFA Value Line® Dynamic Core Equity Index ETF
0.00%	3.13%	96.87%	100.00%	26.49%	24.28%	0.90%	0.00%	100.00%	0.00%
KFA Mount Lucas Index Strategy ETF
0.00%	1.97%	98.03%	100.00%	1.07%	1.05%	0.00%	0.01%	100.00%	0.00%

(1)    Return of capital is a payment received from the fund that is not considered to be taxable income. The return of capital distribution is considered to be a return of the investor’s original investment and reduces the investor’s cost basis in the fund.

(2)    Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)    The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(4)    “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)    The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions that is exempt from U.S. withholding tax when paid for foreign investors.

(6)    The percentage in this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempt from U.S. withholding tax when paid for foreign investors.

Supplemental Information (Unaudited)

Net asset value, or “NAV”, is the price per Share at which the Funds issue and redeem Shares to Authorized Participants. It is calculated in accordance with the policies described in Note 2 in Notes to Financial Statements. The “Market Price” of the Funds generally is determined using the closing price on the stock exchange on which the Shares of the Funds are listed for trading. The Funds’ Market Price may be at, above or below their NAV. The NAV of the Funds will fluctuate with changes in the market value of their holdings. The Market Price of the Funds will fluctuate in accordance with changes in their NAV, as well as market supply and demand of Fund Shares.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Funds on a given day, generally at the time NAV is calculated. A premium is the amount that the Funds are trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Funds are trading below the reported NAV, expressed as a percentage of the NAV. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at Market Price.

Further information regarding premiums and discounts is available on the Funds’ website at http://kfafunds.com. The premium and discount information contained on the website represents past performance and cannot be used to predict future results.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

1-855-857-2638

http://kfafunds.com

Investment Adviser:

Krane Funds Advisors, LLC

280 Park Avenue 32nd Floor

New York, NY 10017

Sub-Adviser:

3D/L Capital Management, LLC

100 Constitution Plaza, Suite 700

Hartford, CT 06103

Sub-Adviser:

Mount Lucas Index Advisers LLC

405 South State Street

Newtown, PA, 18940

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Independent Registered Public Accounting Firm:

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KraneShares Trust:

280 Park Avenue 32nd Floor

New York, NY 10017

KRS-AR-002-0300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer or any person who performs a similar function. During the period covered by the report, there were no amendments to the code of ethics, and the Registrant did not grant any waivers from a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, John Ferguson, is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$ 623,800	$0	N/A	$440,800	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees(1)	$ 112,157	$0	N/A	$75,455	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

Notes:

(1) These services included tax return preparation and tax compliance for the Funds.

(e)(1) Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the SEC adopted Rule 2-01 under Regulation S-X, which, among other things, requires a fund’s audit committee to pre-approve certain audit and non-audit services that are provided by its independent auditors in order to ensure the auditors’ independence. The Registrant’s Board of Trustees has established an Audit Committee that has been charged with, among other things, assisting the Board of Trustees in its oversight of: the Registrant’s independent auditors; preapproving all audit and non-audit services provided by the Registrant’s independent auditors; the integrity of the Funds’ financial statements; the independent auditors’ qualifications and independence; and the use of appropriate accounting principles.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows for KPMG:

	2022	2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not applicable.

(g)       The aggregate non-audit fees and services billed by KPMG for the last two fiscal years were $0 and $0, respectively.

(h)       During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant's investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees, Messrs. Patrick Campo, John Ferguson and Matthew Stroyman.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certification as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KraneShares Trust

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Executive Officer

Date: June 9, 2022

By:	/s/ Jonathan Krane
Jonathan Krane
Principal Financial Officer

Date: June 9, 2022